Exhibit 99.1

Media Contact	Investor Contact
Audria Belton	Jennifer H. Demba, CFA
Media Relations	Investor Relations
media@synovus.com	investorrelations@synovus.com

Synovus announces earnings for the fourth quarter 2025
Diluted earnings per share of $1.22 vs. $1.25 in 4Q24
Adjusted diluted earnings per share of $1.45 vs. $1.25 in 4Q24

Surrender of $220 million of lower-yielding BOLI policies reduced 4Q25 diluted EPS by $0.10

COLUMBUS, Ga., Jan. 21, 2026 - Pinnacle Financial Partners, Inc. (NYSE: PNFP) today reported financial results for Synovus Financial Corp. ("Synovus" or "legacy Synovus") for the quarter and year ended Dec. 31, 2025.

“Pinnacle and Synovus both delivered strong results in 2025, demonstrating our commitment to growth amid the pending merger”, said Pinnacle President and CEO Kevin Blair. “Legacy Pinnacle grew diluted EPS by 35% and adjusted diluted EPS by 22%, while legacy Synovus achieved increases of 76% and 28%, respectively. These outcomes reflect our team’s engagement, client focus and dedication to delivering value for shareholders. This momentum positions us for continued success in 2026 and strengthens our capacity to unify both organizations, building on similar legacies and shared values. Both firms prioritize client service, with legacy Pinnacle earning the No. 1 Net Promoter Score in our footprint and legacy Synovus earning No. 3. Pinnacle’s proven operating model remains the foundation of our growth, while Synovus brings extensive expertise, broad reach and operational excellence. Together, we’ll build a bank that combines scale with a clear purpose.”

Pinnacle and Synovus Merger

The merger of Pinnacle Financial Partners, Inc. (which we may refer to as “legacy Pinnacle”) and Synovus closed on Jan. 1, 2026. The combination creates one of the leading regional banks in the industry, positioned for accelerated growth by marrying the cultures of both banks with Pinnacle’s proven recruiting model and incentive structures and Synovus’ deep talent and capabilities. Integration teams have been working closely together to build the blueprint for Pinnacle’s future. While bankers continue to serve clients and recruit top talent with little to no disruption, others will work behind the scenes to execute as seamless an integration effort as possible. Systems and brand conversions are expected in March 2027. Throughout, the primary goal will be to enhance our client’s experience.

Synovus Financial Performance - Fourth Quarter 2025 Highlights

•EPS was $1.22 per diluted share, down 8% sequentially, and down 2% from the fourth quarter 2024. Adjusted diluted earnings per share in the fourth quarter 2025 was $1.45, essentially stable from the third quarter 2025, and up 16% year over year.
•Synovus surrendered $220 million of lower-yielding bank-owned life insurance policies, with the proceeds expected to be redeployed into high quality liquid assets at higher yields. This action reduced fourth quarter 2025 diluted EPS by $14.2 million, or $0.10 per share.
•Pre-provision net revenue of $280.1 million increased $13.4 million, or 5%, sequentially and was up $8.8 million, or 3%, compared to the fourth quarter 2024.

•Net interest income rose $9.9 million, or 2%, compared to the prior quarter and was up $29.6 million, or 7%, compared to the fourth quarter 2024. The net interest margin expanded 4 basis points from the third quarter 2025, supported by various factors including continued fixed asset rate repricing and the funding benefits of core deposit growth.
•Period-end loans rose $872.4 million, or 2%, from the third quarter 2025, driven by growth in middle market, corporate and investment banking and specialty lending. Core deposits, which excludes brokered deposits, increased $894.8 million, or 2%, sequentially. Total deposits ended the quarter at $51.32 billion, an increase of $1.32 billion or 3% sequentially, as a result of a focus on deposit production and public funds and middle market account seasonality.
•Non-interest revenue of $145.1 million rose 3% from the third quarter 2025 and increased $19.5 million, or 16%, compared to the fourth quarter 2024. Adjusted non-interest revenue of $144.3 million grew $7.9 million, or 6%, sequentially and rose $19.6 million, or 16%, compared to the fourth quarter 2024. Core banking fees, capital markets revenue and wealth income drove sequential and year-over-year growth.
•Non-interest expense of $349.6 million remained relatively stable, only increasing by $865 thousand sequentially. Adjusted non-interest expense rose 2% from the third quarter to $326.0 million. Compared to fourth quarter 2024, non-interest expense increased 13%, and adjusted non-interest expense rose 5%. Sequential non-interest expense growth was impacted by an increase in incentives and charitable donations which more than offset a FDIC special assessment reversal.
•Credit quality remains healthy. The non-performing loan ratio was 0.57%, the annualized net charge-off ratio for the fourth quarter 2025 was 0.22%, and total past dues were 0.14% of total loans outstanding. Provision for credit losses was $33.0 million, up $11.3 million sequentially and relatively stable compared to $32.9 million in the fourth quarter 2024. The allowance for credit losses ratio (to loans) of 1.19% was stable compared to the third quarter 2025.
•The Common Equity Tier 1 ratio1 increased 6 basis points from the third quarter to 11.28%, as Synovus prepared the balance sheet for the merger with Pinnacle, which closed on January 1, 2026.

Synovus Financial Performance - 2025 Highlights
•Net income available to common shareholders for 2025 was $746.7 million, or $5.33 per diluted share, compared to $439.6 million, or $3.03 per diluted share in 2024. Adjusted EPS was $5.69 per diluted share compared to $4.43 per diluted share in 2024. Growth was primary attributable to higher revenue and lower provision for credit losses.
•Pre-provision net revenue was $1.09 billion in 2025 compared to $741.6 million in 2024, largely due to growth in net interest income and non-interest revenue.
•Net interest income was $1.87 billion in 2025, up from $1.75 billion in the prior year as a result of earning asset growth and net interest margin expansion.
•Period-end loans increased $2.02 billion, or 5%, in 2025, primarily from growth in specialty and corporate and investment banking lending. Period-end deposits were relatively stable, increasing by $228.6 million, driven by growth in brokered, money market, and interest-bearing demand deposits, partially offset by lower time deposits. Net interest margin expansion was primarily a result of deposit cost improvement.
•Non-interest revenue was $536.4 million, up 124% from 2024, primarily due to a $256.7 million securities loss in the second quarter 2024. Adjusted non-interest revenue of $528.8 million grew 8% in 2025, largely driven by treasury management fees, capital markets income and wealth revenue.
•Non-interest expense was $1.32 billion in 2025, up 6% from 2024, impacted primarily by merger expense, headcount additions, merit increases, and higher incentives, partially offset by reversals related to the FDIC special assessment, while adjusted non-interest expense increased 3% year over year to $1.27 billion.
•Credit quality remains healthy. Net charge-offs were 0.18% of average loans compared to 0.31% in 2024. The provision for credit losses declined to $68.9 million in 2025 compared to $136.7 million in the prior year. The allowance for credit losses ratio (to loans) ended the year at 1.19% compared to 1.27% at the end of 2024.
•The year-end Common Equity Tier 1 ratio1 increased 44 basis points year over year to 11.28%.

1 Preliminary

Fourth Quarter 2025 Summary

	Reported			Adjusted
(dollars in thousands)	4Q25	3Q25	4Q24	4Q25	3Q25	4Q24
Net income available to common shareholders	$171,054	$185,590	$178,848	$202,551	$203,930	$178,331
Diluted earnings per share	1.22	1.33	1.25	1.45	1.46	1.25
Total revenue	629,671	615,392	580,580	630,459	612,794	581,054
Total loans	44,625,627	43,753,234	42,609,028	NA	NA	NA
Total deposits	51,323,922	50,003,729	51,095,359	NA	NA	NA
Return on avg assets (1)	1.18%	1.30%	1.25%	1.39%	1.42%	1.25%
Return on avg common equity(1)	12.62	14.36	14.75	14.94	15.78	14.71
Return on avg tangible common equity(1)	14.09	16.11	16.72	16.66	17.69	16.67
Net interest margin(2)	3.45%	3.41%	3.28%	NA	NA	NA
Efficiency ratio-TE(2)(3)	55.38	56.51	53.15	51.29	51.83	52.69
NCO ratio-QTD	0.22	0.14	0.26	NA	NA	NA
NPA ratio	0.62	0.53	0.73	NA	NA	NA
CET1 ratio(4)	11.28	11.22	10.84	NA	NA	NA
(1) Annualized
(2) Taxable equivalent
(3) Adjusted tangible efficiency ratio
(4) Current period ratio preliminary
NA- not applicable

Balance Sheet

Loans*

(dollars in millions)	4Q25	3Q25	Linked Quarter Change	Linked Quarter % Change	4Q24	Year/Year Change	Year/Year % Change
Commercial & industrial	$24,288.7	$23,229.0	$1,059.7	5%	$22,331.1	$1,957.5	9%
Commercial real estate	12,097.4	12,269.7	(172.3)	(1)	12,014.6	82.8	1
Consumer	8,239.6	8,254.5	(15.0)	—	8,263.3	(23.7)	—
Total loans	$44,625.6	$43,753.2	$872.4	2%	$42,609.0	$2,016.6	5%
*    Amounts may not total due to rounding

Deposits*

(dollars in millions)	4Q25	3Q25	Linked Quarter Change	Linked Quarter % Change	4Q24	Year/Year Change	Year/Year % Change
Non-interest-bearing DDA	$10,706.0	$10,707.8	$(1.8)	—%	$10,974.6	$(268.6)	(2)%
Interest-bearing DDA	7,617.3	7,428.7	188.6	3	7,199.7	417.6	6
Money market	11,976.0	11,761.7	214.4	2	11,407.4	568.6	5
Savings	946.2	955.7	(9.5)	(1)	971.1	(24.9)	(3)
Public funds	7,885.5	7,350.3	535.2	7	7,987.5	(102.0)	(1)
Time deposits	6,741.3	6,773.4	(32.0)	—	7,679.9	(938.6)	(12)
Brokered deposits	5,451.6	5,026.2	425.4	8	4,875.2	576.4	12
Total deposits	$51,323.9	$50,003.7	$1,320.2	3%	$51,095.4	$228.6	—%
*    Amounts may not total due to rounding

Income Statement Summary*

(in thousands, except per share data)	4Q25	3Q25	Linked Quarter Change	Linked Quarter % Change	4Q24	Year/Year Change	Year/Year % Change
Net interest income	$484,577	$474,695	$9,882	2%	$454,993	$29,584	7%
Non-interest revenue	145,094	140,697	4,397	3	125,587	19,507	16
Non-interest expense	349,594	348,729	865	—	309,311	40,283	13
Provision for (reversal of) credit losses	33,015	21,690	11,325	52	32,867	148	—
Income before taxes	$247,062	$244,973	$2,089	1%	$238,402	$8,660	4%
Income tax expense	65,366	48,468	16,898	35	49,025	16,341	33
Net income	181,696	196,505	(14,809)	(8)	189,377	(7,681)	(4)
Less: Net income (loss) attributable to noncontrolling interest	(561)	(489)	(72)	(15)	(1,049)	488	47
Net income attributable to Synovus Financial Corp.	182,257	196,994	(14,737)	(7)	190,426	(8,169)	(4)
Less: Preferred stock dividends	11,203	11,404	(201)	(2)	11,578	(375)	(3)
Net income available to common shareholders	$171,054	$185,590	$(14,536)	(8)%	$178,848	$(7,794)	(4)%
Weighted average common shares outstanding, diluted	139,733	139,612	121	—	142,694	(2,961)	(2)
Diluted earnings per share	$1.22	$1.33	$(0.11)	(8)%	$1.25	$(0.03)	(2)%
Adjusted diluted earnings per share	$1.45	$1.46	$(0.01)	(1)%	$1.25	$0.20	16%
Effective tax rate	26.46%	19.79%			20.56%
*    Amounts may not total due to rounding
NM - not meaningful

Conference Call To Discuss Pinnacle and Synovus' Fourth Quarter Results

Pinnacle Financial Partners, Inc. will host a webcast and conference call at 8:30 a.m. ET on Jan. 22, 2026, to discuss legacy Pinnacle and legacy Synovus' standalone fourth quarter 2025 results and other matters. To access the call for audio only, please call 1-888-506-0062. For the presentation and streaming audio, please access the webcast on the investor relations page of Pinnacle's website at investors.pnfp.com. The replay will be archived for at least 12 months and will be available approximately one hour after the call.

Prior to consummation of the business combination transaction with legacy Pinnacle on Jan. 1, 2026, Synovus was a financial services company based in Columbus, Georgia, with $61 billion in assets. Synovus provided commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of Dec. 31, 2025, Synovus had 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee.

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Pinnacle's use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,”

“predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Pinnacle's future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding the anticipated benefits and risks related to the recently-completed business combination with legacy Pinnacle, our future operating and financial performance; expectations on our intended strategies, initiatives, and other operational and execution goals; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Pinnacle to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Pinnacle's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Pinnacle's ability to control or predict.

These forward-looking statements are based upon information presently known to management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2024, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q, current reports on Form 8-K and other filings and reports filed with the Securities and Exchange Commission. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Synovus

INCOME STATEMENT DATA
(Unaudited)	Years Ended
(Dollars in thousands, except per share data)	December 31,

	2025	2024	% Change

Interest income	$3,116,167	$3,193,589	(2)%
Interest expense	1,242,950	1,444,012	(14)

Net interest income	1,873,217	1,749,577	7
Provision for (reversal of) credit losses	68,871	136,685	(50)

Net interest income after provision for credit losses	1,804,346	1,612,892	12

Non-interest revenue:
Service charges on deposit accounts	100,655	91,647	10
Fiduciary and asset management fees	84,590	79,828	6
Card fees	82,529	76,920	7
Brokerage revenue	85,045	84,881	—
Mortgage banking income	15,311	14,060	9
Capital markets income	49,547	44,058	12
Income from bank-owned life insurance	38,399	34,429	12
Investment securities gains (losses), net	704	(256,660)	nm
Other non-interest revenue	79,612	70,441	13

Total non-interest revenue	536,392	239,604	124

Non-interest expense:
Salaries and other personnel expense	776,344	737,467	5
Net occupancy, equipment, and software expense	195,785	187,451	4
Third-party processing and other services	90,856	85,751	6
Professional fees	47,066	46,089	2
FDIC insurance and other regulatory fees	25,314	45,921	(45)
Restructuring charges (reversals)	(2,305)	2,121	nm
Merger-related expense	42,261	—	nm
Other operating expenses	146,737	142,743	3

Total non-interest expense	1,322,058	1,247,543	6

Income before income taxes	1,018,680	604,953	68
Income tax expense	228,488	125,502	82

Net income	790,192	479,451	65

Less: Net income (loss) attributable to noncontrolling interest	(1,788)	(3,009)	41

Net income attributable to Synovus Financial Corp.	791,980	482,460	64

Less: Preferred stock dividends	45,325	42,903	6

Net income available to common shareholders	$746,655	$439,557	70%

Net income per common share, basic	$5.36	$3.05	76%

Net income per common share, diluted	5.33	3.03	76

Cash dividends declared per common share	1.56	1.52	3

Return on average assets	1.31%	0.81%	50	bps
Return on average common equity	14.73	9.50	523

Weighted average common shares outstanding, basic	139,296	144,164	(3)%
Weighted average common shares outstanding, diluted	140,149	144,998	(3)

nm - not meaningful
bps - basis points
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2025				2024	Fourth Quarter

	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	'25 vs '24
						% Change

Interest income	$782,641	$795,119	$771,642	$766,765	$799,130	(2)%
Interest expense	298,064	320,424	312,081	312,381	344,137	(13)

Net interest income	484,577	474,695	459,561	454,384	454,993	7
Provision for (reversal of) credit losses	33,015	21,690	3,245	10,921	32,867	—

Net interest income after provision for credit losses	451,562	453,005	456,316	443,463	422,126	7

Non-interest revenue:
Service charges on deposit accounts	25,980	26,303	25,258	23,114	23,244	12
Fiduciary and asset management fees	23,302	21,039	20,332	19,917	21,373	9
Card fees	21,276	19,894	20,132	21,227	19,577	9
Brokerage revenue	22,265	21,673	20,748	20,359	20,907	6
Mortgage banking income	3,164	4,374	4,435	3,338	2,665	19
Capital markets income	15,702	13,944	12,960	6,941	12,070	30
Income from bank-owned life insurance	10,408	9,628	10,279	8,084	10,543	(1)
Investment securities gains (losses), net	(1,038)	1,742	—	—	—	nm
Other non-interest revenue	24,035	22,100	19,991	13,486	15,208	58

Total non-interest revenue	145,094	140,697	134,135	116,466	125,587	16

Non-interest expense:
Salaries and other personnel expense	201,339	197,313	192,182	185,510	184,725	9
Net occupancy, equipment, and software expense	49,455	49,089	48,589	48,652	47,251	5
Third-party processing and other services	23,141	22,306	23,535	21,874	22,158	4
Professional fees	13,783	13,307	10,197	9,779	11,949	15
FDIC insurance and other regulatory fees	2,194	7,042	7,534	8,544	8,227	(73)
Restructuring charges (reversals)	(338)	(747)	72	(1,292)	37	nm
Merger-related expense	18,504	23,757	—	—	—	nm
Other operating expenses	41,516	36,662	33,592	34,967	34,964	19

Total non-interest expense	349,594	348,729	315,701	308,034	309,311	13

Income before income taxes	247,062	244,973	274,750	251,895	238,402	4
Income tax expense	65,366	48,468	57,631	57,023	49,025	33

Net income	181,696	196,505	217,119	194,872	189,377	(4)

Less: Net income (loss) attributable to noncontrolling interest	(561)	(489)	(596)	(142)	(1,049)	47

Net income attributable to Synovus Financial Corp.	182,257	196,994	217,715	195,014	190,426	(4)

Less: Preferred stock dividends	11,203	11,404	11,395	11,323	11,578	(3)

Net income available to common shareholders	$171,054	$185,590	$206,320	$183,691	$178,848	(4)

Net income per common share, basic	$1.23	$1.34	$1.49	$1.31	$1.26	(2)%

Net income per common share, diluted	1.22	1.33	1.48	1.30	1.25	(2)

Cash dividends declared per common share	0.39	0.39	0.39	0.39	0.38	3

Return on average assets *	1.18%	1.30%	1.46%	1.32%	1.25%	(7) bps
Return on average common equity *	12.62	14.36	16.71	15.48	14.75	(213)

Weighted average common shares outstanding, basic	138,832	138,803	138,891	140,684	141,555	(2)%
Weighted average common shares outstanding, diluted	139,733	139,612	139,502	141,775	142,694	(2)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	December 31, 2025	September 30, 2025	December 31, 2024

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,513,159	$2,239,915	$2,977,667
Federal funds sold and securities purchased under resale agreements	24,546	34,292	16,320
Cash, cash equivalents, and restricted cash	2,537,705	2,274,207	2,993,987

Investment securities held to maturity	2,409,184	2,450,885	2,581,469

Investment securities available for sale	7,411,072	7,575,468	7,551,018
Loans held for sale ($36,593, $41,083 and $33,448 measured at fair value, respectively)	106,221	147,811	90,111

Loans, net of deferred fees and costs	44,625,627	43,753,234	42,609,028
Allowance for loan losses	(477,934)	(469,521)	(486,845)
Loans, net	44,147,693	43,283,713	42,122,183

Cash surrender value of bank-owned life insurance	941,448	1,156,297	1,139,988
Premises, equipment, and software, net	377,940	376,013	383,724
Goodwill	480,440	480,440	480,440
Other intangible assets, net	23,809	26,436	34,318
Other assets	2,923,325	2,713,905	2,856,406
Total assets	$61,358,837	$60,485,175	$60,233,644

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,201,939	$11,053,423	$11,596,119
Interest-bearing deposits	40,121,983	38,950,306	39,499,240

Total deposits	51,323,922	50,003,729	51,095,359

Federal funds purchased and securities sold under repurchase agreements	48,848	62,467	131,728
Long-term debt	2,456,442	3,008,195	1,733,109
Other liabilities	1,516,218	1,571,580	2,007,197
Total liabilities	55,345,430	54,645,971	54,967,393

Shareholders' equity:
Preferred stock – no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock – $1.00 par value. Authorized 342,857,142 shares; issued 172,814,570, 172,734,160, and 172,185,507 respectively; outstanding 138,893,470, 138,813,060, and 141,165,908 respectively	172,815	172,734	172,186
Additional paid-in capital	4,008,677	3,999,363	3,986,729
Treasury stock, at cost – 33,921,100, 33,921,100, and 31,019,599 shares, respectively	(1,359,054)	(1,359,096)	(1,216,827)
Accumulated other comprehensive income (loss), net	(628,261)	(676,797)	(970,765)
Retained earnings	3,261,845	3,145,388	2,736,089
Total Synovus Financial Corp. shareholders' equity	5,993,167	5,818,737	5,244,557
Noncontrolling interest in subsidiary	20,240	20,467	21,694
Total equity	6,013,407	5,839,204	5,266,251
Total liabilities and shareholders' equity	$61,358,837	$60,485,175	$60,233,644

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	2025			2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,807,591	$2,227,483	6.40%	$34,708,207	$2,339,075	6.74%
Consumer loans (1)	8,256,440	432,796	5.23	8,336,996	436,188	5.23
Less: Allowance for loan losses	(470,524)	—	—	(484,142)	—	—
Loans, net	42,593,507	2,660,279	6.25	42,561,061	2,775,263	6.52
Total investment securities (3)	10,548,772	367,544	3.48	10,641,008	329,478	3.10
Interest-earning deposits with other banks	1,905,873	80,518	4.17	1,564,556	79,713	5.02
Federal funds sold and securities purchased under resale agreements	25,157	727	2.85	28,544	998	3.44
Mortgage loans held for sale	32,466	2,051	6.32	33,125	2,293	6.92
Other loans held for sale	86,690	2,027	2.31	68,098	1,386	2.00
Other earning assets (4)	205,721	9,628	4.68	190,442	9,943	5.23
Total interest earning assets	55,398,186	$3,122,774	5.64%	55,086,834	$3,199,074	5.81%
Cash and due from banks	541,407			511,152
Premises and equipment	380,529			377,386
Cash surrender value of bank-owned life insurance	1,149,478			1,125,363
Other assets (5)	2,627,690			2,307,582
Total assets	$60,097,290			$59,408,317
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,581,753	$249,674	2.16%	$10,879,231	$273,480	2.51%
Money market accounts	14,209,490	380,369	2.68	13,069,507	408,087	3.12
Savings deposits	980,254	1,421	0.14	1,021,838	1,262	0.12
Time deposits	7,423,127	258,491	3.48	8,244,344	358,401	4.35
Brokered deposits	4,949,882	219,068	4.43	5,426,407	288,702	5.32
Federal funds purchased and securities sold under repurchase agreements	67,736	774	1.13	109,088	1,909	1.72
Other short-term borrowings	—	—	—	45,489	2,514	5.44
Long-term debt	2,173,586	133,153	6.11	1,607,048	109,657	6.80
Total interest-bearing liabilities	41,385,828	$1,242,950	3.00%	40,402,952	$1,444,012	3.57%
Non-interest-bearing demand deposits	11,388,003			11,904,120
Other liabilities	1,696,451			1,911,827
Total equity	5,627,008			5,189,418
Total liabilities and shareholders' equity	$60,097,290			$59,408,317
Net interest income, taxable equivalent net interest margin (6)		$1,879,824	3.39%		$1,755,062	3.19%
Less: taxable-equivalent adjustment		6,607			5,485
Net interest income		$1,873,217			$1,749,577

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: 2025 — $50.7 million and 2024 — $49.4 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank stock.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(369.8) million and $(724.8) million for the years ended December 31, 2025 and 2024, respectively.
(6)The net interest margin is calculated by dividing net interest income - TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Fourth Quarter 2025			Third Quarter 2025			Fourth Quarter 2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$35,372,195	$560,813	6.29%	$35,041,225	$572,417	6.48%	$34,278,042	$569,759	6.61%
Consumer loans (1)	8,244,603	107,987	5.21	8,258,139	109,760	5.29	8,258,712	107,507	5.19
Less: Allowance for loan losses	(463,611)	—	—	(464,057)	—	—	(479,980)	—	—
Loans, net	43,153,187	668,800	6.15	42,835,307	682,177	6.32	42,056,774	677,266	6.41
Total investment securities (3)	10,213,678	89,032	3.49	10,494,221	91,440	3.49	10,623,943	91,038	3.43
Interest-earning deposits with other banks	2,241,149	22,152	3.86	1,796,065	19,668	4.29	2,437,414	28,726	4.61
Federal funds sold and securities purchased under resale agreements	25,946	169	2.55	24,695	208	3.30	21,177	210	3.88
Mortgage loans held for sale	33,107	536	6.47	33,468	561	6.70	30,483	520	6.83
Other loans held for sale	92,796	549	2.32	96,203	577	2.35	74,019	404	2.13
Other earning assets (4)	219,339	3,035	5.53	227,966	2,224	3.90	178,676	2,396	5.37
Total interest earning assets	55,979,202	$784,273	5.56%	55,507,925	$796,855	5.70%	55,422,486	$800,560	5.75%
Cash and due from banks	647,400			555,477			512,178
Premises and equipment	377,447			379,240			382,784
Other real estate	22,455			15,143			386
Cash surrender value of bank-owned life insurance	1,155,266			1,151,651			1,135,952
Other assets (5)	2,657,727			2,476,116			2,720,830
Total assets	$60,839,497			$60,085,552			$60,174,616
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,854,688	$60,173	2.01%	$11,324,747	$63,034	2.21%	$11,298,352	$67,470	2.38%
Money market accounts	14,302,985	89,499	2.48	14,306,362	99,698	2.76	13,768,434	101,063	2.92
Savings deposits	955,018	371	0.15	978,165	375	0.15	986,522	316	0.13
Time deposits	7,566,180	64,247	3.37	7,147,913	61,142	3.39	8,251,686	85,426	4.12
Brokered deposits	5,071,443	52,576	4.11	5,059,127	57,274	4.49	5,012,655	61,924	4.90
Federal funds purchased and securities sold under repurchase agreements	59,747	147	0.96	73,507	233	1.24	113,681	322	1.11
Long-term debt	2,134,141	31,051	5.79	2,665,975	38,668	5.75	1,613,246	27,616	6.84
Total interest-bearing liabilities	41,944,202	$298,064	2.82%	41,555,796	$320,424	3.06%	41,044,576	$344,137	3.34%
Non-interest-bearing demand deposits	11,419,711			11,340,508			11,783,834
Other liabilities	1,540,986			1,504,367			1,963,298
Total equity	5,934,598			5,684,881			5,382,908
Total liabilities and shareholders' equity	$60,839,497			$60,085,552			$60,174,616
Net interest income, taxable equivalent net interest margin (6)		$486,209	3.45%		$476,431	3.41%		$456,423	3.28%
Less: taxable-equivalent adjustment		1,632			1,736			1,430
Net interest income		$484,577			$474,695			$454,993

(1)Average loans are shown net of deferred fees and costs. NPLs are included. Interest income includes fees as follows: Fourth Quarter 2025 — $13.2 million, Third Quarter 2025 — $12.7 million, and Fourth Quarter 2024 —$13.7 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank stock.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(263.1) million, $(350.4) million, and $(391.6) million for the Fourth Quarter 2025, Third Quarter 2025, and Fourth Quarter 2024, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income - TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)
(Dollars in thousands)
	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
Loan Type	December 31, 2025	September 30, 2025	% Change	December 31, 2024	% Change
Commercial, Financial, and Agricultural	$16,174,745	$15,360,223	5%	$14,498,992	12%
Owner-Occupied	8,113,919	7,868,746	3	7,832,137	4
Total Commercial & Industrial	24,288,664	23,228,969	5	22,331,129	9

Multi-Family	3,827,474	4,184,821	(9)	4,185,545	(9)
Hotels	1,933,245	1,804,352	7	1,769,384	9
Office Buildings	1,627,336	1,617,937	1	1,743,329	(7)
Shopping Centers	1,482,535	1,392,004	7	1,273,439	16
Warehouses	961,228	960,604	—	846,025	14
Other Investment Property	1,448,104	1,502,389	(4)	1,363,482	6
Total Investment Properties	11,279,922	11,462,107	(2)	11,181,204	1

1-4 Family Construction	216,392	218,582	(1)	212,226	2
1-4 Family Investment Mortgage	325,786	329,745	(1)	333,692	(2)
Total 1-4 Family Properties	542,178	548,327	(1)	545,918	(1)

Commercial Development	64,718	58,447	11	55,467	17
Residential Development	98,803	79,943	24	77,581	27
Land Acquisition	111,774	120,916	(8)	154,449	(28)
Land and Development	275,295	259,306	6	287,497	(4)

Total Commercial Real Estate	12,097,395	12,269,740	(1)	12,014,619	1

Consumer Mortgages	5,212,860	5,237,683	—	5,288,776	(1)
Home Equity Lines	1,844,991	1,842,126	—	1,831,287	1
Credit Cards	185,828	176,367	5	185,871	—
Other Consumer Loans	995,889	998,349	—	957,346	4
Total Consumer	8,239,568	8,254,525	—	8,263,280	—

Total	$44,625,627	$43,753,234	2%	$42,609,028	5%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)
(Dollars in thousands)
	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
Loan Type	December 31, 2025	September 30, 2025	% Change	December 31, 2024	% Change
Commercial, Financial, and Agricultural	$125,295	$89,095	41%	$122,874	2%
Owner-Occupied	26,197	9,777	168	34,380	(24)
Total Commercial & Industrial	151,492	98,872	53	157,254	(4)

Multi-Family	113	114	(1)	112	1
Office Buildings	33,523	33,439	—	72,430	(54)
Shopping Centers	1,496	1,534	(2)	515	190
Warehouses	114	120	(5)	153	(25)
Other Investment Property	422	604	(30)	820	(49)
Total Investment Properties	35,668	35,811	—	74,030	(52)

1-4 Family Construction	750	—	nm	—	nm
1-4 Family Investment Mortgage	2,010	2,144	(6)	2,385	(16)
Total 1-4 Family Properties	2,760	2,144	29	2,385	16

Commercial Development	46	46	—	—	nm
Land Acquisition	136	666	(80)	1,389	(90)
Land and Development	182	712	(74)	1,389	(87)

Total Commercial Real Estate	38,610	38,667	—	77,804	(50)

Consumer Mortgages	46,972	44,993	4	50,834	(8)
Home Equity Lines	13,187	20,800	(37)	17,365	(24)
Other Consumer Loans	5,996	5,995	—	5,907	2
Total Consumer	66,155	71,788	(8)	74,106	(11)

Total	$256,257	$209,327	22%	$309,164	(17)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2025				2024	Fourth Quarter

	Fourth	Third	Second	First	Fourth	'25 vs '24
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPL)	$256,257	$209,327	$257,415	$286,629	$309,164	(17)%
Other Real Estate and Other Assets	22,306	22,395	1,198	563	385	nm

Non-performing Assets (NPAs)	$278,563	$231,722	$258,613	$287,192	$309,549	(10)

Allowance for Loan Losses (ALL)	$477,934	$469,521	$464,831	$478,207	$486,845	(2)
Reserve for Unfunded Commitments	51,536	50,748	48,975	50,655	52,462	(2)

Allowance for Credit Losses (ACL)	$529,470	$520,269	$513,806	$528,862	$539,307	(2)

Net Charge-Offs - Quarter	23,815	15,227	18,301	21,366	28,101
Net Charge-Offs - YTD	78,708	54,893	39,667	21,366	133,994
Net Charge-Offs / Average Loans - Quarter (1)	0.22%	0.14%	0.17%	0.20%	0.26%
Net Charge-Offs / Average Loans - YTD (1)	0.18	0.17	0.19	0.20	0.31
NPLs / Loans	0.57	0.48	0.59	0.67	0.73
NPAs / Loans, ORE and specific other assets	0.62	0.53	0.59	0.67	0.73
ACL/Loans	1.19	1.19	1.18	1.24	1.27
ALL/Loans	1.07	1.07	1.07	1.12	1.14

ACL/NPLs	206.62	248.54	199.60	184.51	174.44
ALL/NPLs	186.51	224.30	180.58	166.84	157.47

Past Due Loans over 90 days and Still Accruing	$4,281	$3,801	$40,065	$40,886	$48,592	(91)
As a Percentage of Loans Outstanding	0.01%	0.01%	0.09%	0.10%	0.11%

Total Past Due Loans and Still Accruing	$62,704	$44,183	$104,267	$93,493	$108,878	(42)
As a Percentage of Loans Outstanding	0.14%	0.10%	0.24%	0.22%	0.26%

(1) Ratio is annualized.
Amounts may not total due to rounding

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	December 31, 2025	September 30, 2025	December 31, 2024

Common Equity Tier 1 Capital Ratio	11.28%	11.22%	10.84%
Tier 1 Capital Ratio	12.36	12.33	11.96
Total Risk-Based Capital Ratio	14.68	14.05	13.81
Tier 1 Leverage Ratio	10.12	10.02	9.55
Total Synovus Financial Corp. shareholders’ equity as a Percentage of Total Assets	9.77	9.62	8.71
Tangible Common Equity Ratio(2)	8.14	7.96	7.02
Book Value Per Common Share(3)	$39.28	38.05	33.35
Tangible Book Value Per Common Share(2)(4)	35.65	34.40	29.70

(1) Current quarter regulatory capital information is preliminary.
(2) See "Non-GAAP Financial Measures" for applicable reconciliation.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders' equity less Preferred Stock divided by total common shares outstanding.

(4) Tangible Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders' equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.

Non-GAAP Financial Measures

The measures entitled adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted non-interest revenue, adjusted non-interest expense; adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted return on average assets; adjusted return on average common equity; return on average tangible common equity; adjusted return on average tangible common equity; tangible common equity ratio; and tangible book value per common share are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; total non-interest revenue; total non-interest expense; total revenue; efficiency ratio-TE; PPNR; return on average assets; return on average common equity; the ratio of total Synovus Financial Corp. shareholders' equity to total assets; and book value per common share, respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus’ operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share, adjusted return on average assets, and adjusted return on average common equity are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Adjusted non-interest revenue and adjusted revenue (TE) are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted PPNR is used by management to evaluate PPNR exclusive of items that management believes are not indicative of ongoing operations and impact period-to-period comparisons. The tangible common equity ratio is used by stakeholders to assess our capital position. Tangible book value per common share is used by stakeholders to assess our financial stability and value. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(in thousands, except per share data)	4Q25	3Q25	4Q24	2025	2024
Adjusted net income available to common shareholders and adjusted net income per common share, diluted
Net income available to common shareholders	$171,054	$185,590	$178,848	$746,655	$439,557
Valuation adjustment on GLOBALT earnout	(719)	—	(719)	(719)	(719)
Restructuring charges (reversals)	(338)	(747)	37	(2,305)	2,121
Valuation adjustment to Visa derivative	2,940	2,911	—	8,051	8,700
Loss (gain) on early extinguishment of debt	1,344	—	—	1,344	—
Investment securities (gains) losses, net	1,038	(1,742)	—	(704)	256,660
Merger-related expense(1)	18,504	23,757	—	42,261	—
Tax on surrender of bank-owned life insurance policies	14,227	—	—	14,227	—
Tax effect of adjustments(2)	(5,499)	(5,839)	165	(11,575)	(64,423)
Adjusted net income available to common shareholders	$202,551	$203,930	$178,331	$797,235	$641,896
Weighted average common shares outstanding, diluted	139,733	139,612	142,694	140,149	144,998
Net income per common share, diluted	$1.22	$1.33	$1.25	$5.33	$3.03
Adjusted net income per common share, diluted	1.45	1.46	1.25	5.69	4.43
(1) As of the balance sheet date, a determination had not been made regarding whether certain merger-related costs will be tax deductible or not; therefore, merger-related expense has been tax effected.

(2) An assumed marginal tax rate of 24.2% was applied.

(dollars in thousands)	4Q25	3Q25	4Q24	2025	2024
Adjusted non-interest revenue
Total non-interest revenue	$145,094	$140,697	$125,587	$536,392	$239,604
Valuation adjustment on GLOBALT earnout	(719)	—	(719)	(719)	(719)
Investment securities (gains) losses, net	1,038	(1,742)	—	(704)	256,660
Fair value adjustment on non-qualified deferred compensation	(1,163)	(2,592)	(237)	(6,214)	(5,159)
Adjusted non-interest revenue	$144,250	$136,363	$124,631	$528,755	$490,386

Adjusted non-interest expense
Total non-interest expense	$349,594	$348,729	$309,311	$1,322,058	$1,247,543
Merger-related expense	(18,504)	(23,757)	—	(42,261)	—
Restructuring (charges) reversals	338	747	(37)	2,305	(2,121)
Valuation adjustment to Visa derivative	(2,940)	(2,911)	—	(8,051)	(8,700)
(Loss) gain on early extinguishment of debt	(1,344)	—	—	(1,344)	—
Fair value adjustment on non-qualified deferred compensation	(1,163)	(2,592)	(237)	(6,214)	(5,159)
Adjusted non-interest expense	$325,981	$320,216	$309,037	$1,266,493	$1,231,563

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	4Q25	3Q25	4Q24
Adjusted revenue (TE) and adjusted tangible efficiency ratio
Adjusted non-interest expense	$325,981	$320,216	$309,037
Amortization of intangibles	(2,627)	(2,627)	(2,888)
Adjusted tangible non-interest expense	$323,354	$317,589	$306,149

Net interest income	$484,577	$474,695	$454,993
Tax equivalent adjustment	1,632	1,736	1,430
Net interest income (TE)	$486,209	$476,431	$456,423

Net interest income	$484,577	$474,695	$454,993
Total non-interest revenue	145,094	140,697	125,587
Total revenue	629,671	615,392	580,580
Tax equivalent adjustment	1,632	1,736	1,430
Total TE revenue	$631,303	$617,128	$582,010
Valuation adjustment on GLOBALT earnout	(719)	—	(719)
Investment securities (gains) losses, net	1,038	(1,742)	—
Fair value adjustment on non-qualified deferred compensation	(1,163)	(2,592)	(237)
Adjusted revenue (TE)	$630,459	$612,794	$581,054
Efficiency ratio-(TE)	55.38%	56.51%	53.15%
Adjusted tangible efficiency ratio	51.29	51.83	52.69

Adjusted pre-provision net revenue
Net interest income	$484,577	$474,695	$454,993
Total non-interest revenue	145,094	140,697	125,587
Total non-interest expense	(349,594)	(348,729)	(309,311)
Pre-provision net revenue (PPNR)	$280,077	$266,663	$271,269

Adjusted revenue (TE)	$630,459	$612,794	$581,054
Adjusted non-interest expense	(325,981)	(320,216)	(309,037)
Adjusted PPNR	$304,478	$292,578	$272,017

Reconciliation of Non-GAAP Financial Measures, continued
(dollars in thousands)	4Q25	3Q25	4Q24
Adjusted return on average assets (annualized)
Net income	$181,696	$196,505	$189,377
Restructuring charges (reversals)	(338)	(747)	37
Valuation adjustment on GLOBALT earnout	(719)	—	(719)
Valuation adjustment to Visa derivative	2,940	2,911	—
Loss (gain) on early extinguishment of debt	1,344	—	—
Investment securities (gains) losses, net	1,038	(1,742)	—
Merger-related expense(1)	18,504	23,757	—
Tax on surrender of bank-owned life insurance policies	14,227	—	—
Tax effect of adjustments(2)	(5,499)	(5,839)	165
Adjusted net income	$213,193	$214,845	$188,860
Net income annualized	$720,859	$779,612	$753,391
Adjusted net income annualized	$845,820	$852,374	$751,334
Total average assets	$60,839,497	$60,085,552	$60,174,616
Return on average assets (annualized)	1.18%	1.30%	1.25%
Adjusted return on average assets (annualized)	1.39	1.42	1.25
(1) As of the balance sheet date, a determination had not been made regarding whether certain merger-related costs will be tax deductible or not; therefore, merger-related expense has been tax effected.

(2) An assumed marginal tax rate of 24.2% was applied.

Reconciliation of Non-GAAP Financial Measures, continued
(dollars in thousands)	4Q25	3Q25	4Q24

Adjusted return on average common equity, return on average tangible common equity, and adjusted return on average tangible common equity (annualized)
Net income available to common shareholders	$171,054	$185,590	$178,848
Restructuring charges (reversals)	(338)	(747)	37
Valuation adjustment on GLOBALT earnout	(719)	—	(719)
Valuation adjustment to Visa derivative	2,940	2,911	—
Loss (gain) on early extinguishment of debt	1,344	—	—
Investment securities (gains) losses, net	1,038	(1,742)	—
Merger-related expense(1)	18,504	23,757	—
Tax on surrender of bank-owned life insurance policies	14,227	—	—
Tax effect of adjustments(2)	(5,499)	(5,839)	165
Adjusted net income available to common shareholders	$202,551	$203,930	$178,331

Adjusted net income available to common shareholders annualized	$803,599	$809,070	$709,447
Amortization of intangibles, tax effected, annualized	7,905	7,907	8,715
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$811,504	$816,977	$718,162

Net income available to common shareholders annualized	$678,638	$736,308	$711,504
Amortization of intangibles, tax effected, annualized	7,905	7,907	8,715
Net income available to common shareholders excluding amortization of intangibles annualized	$686,543	$744,215	$720,219

Total average Synovus Financial Corp. shareholders' equity less preferred stock	$5,377,147	$5,127,084	$4,824,003
Average goodwill	(480,440)	(480,440)	(480,440)
Average other intangible assets, net	(25,211)	(27,665)	(35,869)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$4,871,496	$4,618,979	$4,307,694
Return on average common equity (annualized)	12.62%	14.36%	14.75%
Adjusted return on average common equity (annualized)	14.94	15.78	14.71
Return on average tangible common equity (annualized)	14.09	16.11	16.72
Adjusted return on average tangible common equity (annualized)	16.66	17.69	16.67
(1) As of the balance sheet date, a determination had not been made regarding whether certain merger-related costs will be tax deductible or not; therefore, merger-related expense has been tax effected.

(2) An assumed marginal tax rate of 24.2% was applied.

Reconciliation of Non-GAAP Financial Measures, continued
	December 31,	September 30,	December 31,
(dollars in thousands)	2025	2025	2024
Tangible common equity ratio and tangible book value per common share

Total assets	$61,358,837	$60,485,175	$60,233,644
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(23,809)	(26,436)	(34,318)
Tangible assets	$60,854,588	$59,978,299	$59,718,886

Total Synovus Financial Corp. shareholders' equity	$5,993,167	$5,818,737	$5,244,557
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(23,809)	(26,436)	(34,318)
Preferred stock, no par value	(537,145)	(537,145)	(537,145)
Tangible common equity	$4,951,773	$4,774,716	$4,192,654
Total Synovus Financial Corp. shareholders’ equity to total assets ratio	9.77%	9.62%	8.71%
Tangible common equity ratio	8.14	7.96	7.02

Tangible common equity	$4,951,773	$4,774,716	$4,192,654
Common shares outstanding	138,894	138,813	141,166
Book value per common share	$39.28	$38.05	$33.35
Tangible book value per common share	35.65	34.40	29.70